EXHIBIT 32.1

                 CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-KSB for the fiscal year ended December 31, 2005 (the "Report") by Kiwa Bio-Tech Products Group Corporation (the "Registrant"), the undersigned hereby certifies that:

1. To the best of my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                           /S/ WEI LI
DATE: April 13, 2005              BY: ___________________________
                                        WEI LI
                                        CHIEF EXECUTIVE OFFICER




                                        /S/ LIAN JUN LUO
DATE: April 13, 2005              BY: ___________________________
                                        LIAN JUN LUO
                                        CHIEF FINANCIAL OFFICER